UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2005


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-09553                  04-2949533
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)          Identification Number)


                 1515 Broadway, New York, NY             10036
            (Address of principal executive offices)   (Zip Code)


                                 (212) 258-6000
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)      On January 31, 2005, Viacom Inc. (the "Company") announced that
Richard J. Bressler, Senior Executive Vice President and Chief Financial Officer, notified the Company that he would not renew his contract which expires in March 2006. Mr. Bressler will stay on until a new Chief Financial Officer is in place.

         The Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits.

         Exhibit Number                  Description of Exhibit
         --------------                  ----------------------

              99.1          Press release of the Company dated January 31, 2005

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VIACOM INC.
                                   (Registrant)


                                   By:  /s/ MICHAEL D. FRICKLAS
                                      ----------------------------------------
                                       Michael D. Fricklas
                                       Executive Vice President, General Counsel
                                       and Secretary




Date:  February 1, 2005

Exhibit Index

         Exhibit Number                  Description of Exhibit
         --------------                  ----------------------

              99.1          Press release of the Company dated January 31, 2005